EXHIBIT 99

      NEWS RELEASE

                        FOR FURTHER INFORMATION CONTACT:

Stephen M. Merrick                  Tim Dilsaver
Executive Vice President            Investor Relations
(847) 382-1000                      (847) 382-1000

                    CTI Industries Reports Financial Results
                          For The First Quarter of 2003

FOR IMMEDIATE RELEASE
Tuesday, May 27, 2003

BARRINGTON, IL, May 27,2003 -- CTI Industries Corporation (NASDAQ Small Cap -
CTIB), a manufacturer and marketer of metalized balloons, latex balloons, novelty items and printed and laminated films, today released financial results for its first quarter ending March 31, 2003. For the quarter, net sales were $10,162,000 an increase of 4.4% over 2002 first quarter revenues of $9,738,000. The Company realized incurred a net loss of $690,000 for the quarter, compared to net income for the first quarter of 2002 of $370,000.

The loss per share for the quarter was $0.36, compared to income per share of $0.33 ($0.30 fully diluted) for the first quarter of 2002.

"We experienced modest gains in sales during the first quarter. However, our results for the quarter were affected by several factors including (i) reduced margins in sales of foil balloons, including sales to a significant customer and
(ii) losses incurred in our Mexico operation arising from the move of operations to a new facility, reduced production and reduced sales during the quarter," said Stephen Merrick, Executive Vice President and Chief Financial Officer.

On May 22, 2003, the Company received a notice from the Nasdaq Stock Market that it is not compliant with Nasdaq Marketplace Rules by reason of the failure of the Company to file its Form 10-Q on a timely basis (Rule 4310(c)(14)) and by reason of the failure of the Company to pay certain fees due to Nasdaq (Rule 4310(c)(13)). On May 27, 2003, the Company did file its Report on Form 10-Q with the Securities and Exchange Commission and has made payment of all fees due to Nasdaq.

CTI Industries is one of the leading manufacturers and marketers of metalized and latex balloons and produces laminated and printed films for commercial uses. CTI markets its products throughout the United States and in 30 other countries.

This press release may contain forward-looking statements within the meaning of
Section 17A of the Securities Act and Section 21E of the Securities Exchange Act. Actual results could differ materially from those projected in the forward-looking statements, which involve a number of risks and uncertainties, including (i) the risks of generating and maintaining sales in a highly competitive market, (ii) the ability of the Company to enter into or maintain contracts or


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relationships with customers, distributors, licensors and suppliers, (iii)
manufacturing risks, as well as other risks and uncertainties reported by the Company in its SEC filings, and such statements should also be considered in conjunction with cautionary statements contained in the Company's most recent filing with the Securities and Exchange Commission on Form 10-K.

                         - FINANCIAL HIGHLIGHTS FOLLOW -


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CTI Industries Corporation and Subsidiaries
Consolidated Balance Sheets

                                                                    March 31, 2003     December 31, 2002
                                                                    --------------     -----------------
                                                                     (unaudited)
Assets

Current Assets:
  Cash and cash equivalents                                           $    718,198          $    160,493
  Accounts receivable, net                                               6,216,617             5,384,839
  Inventories                                                           10,350,737            10,033,593
  Other current assets                                                   1,220,631               558,775
                                                                      ------------          ------------

Total current assets                                                    18,506,183            16,137,700
Property and equipment, net                                             11,629,560            11,715,013
Other assets                                                             1,666,445             2,419,145
                                                                      ------------          ------------

Total Assets                                                          $ 31,802,188          $ 30,271,858
                                                                      ============          ============

Liabilities & Stockholders' Equity

Total current liabilities                                             $ 22,093,738          $ 19,045,151
Long term debt, less current maturities                                  3,784,191             5,016,109
Other liabilities                                                          670,807               710,257
Minority interest                                                           23,447                25,865
Stockholders' equity                                                     5,230,005             5,473,676
                                                                      ------------          ------------

Total Liabilities & Stockholders' Equity                              $ 31,802,188          $ 30,271,858
                                                                      ============          ============


Consolidated Statements of Operations
                                                                            Quarter Ended March 31,
                                                                           2003                  2002
                                                                       (unaudited)           (unaudited)
                                                                      ------------          ------------

Net sales                                                             $ 10,162,495          $  9,738,097
Cost of sales                                                            8,225,442             7,183,845
Gross profit on sales                                                    1,937,053             2,554,252
Operating expenses                                                       2,250,261             1,770,399
                                                                      ------------          ------------

Income from operations                                                    (313,208)              783,853
Other income (expense):

  Interest expense                                                        (201,752)             (179,990)
  Other                                                                   (143,001)               37,568
                                                                      ------------          ------------

Income (loss) before income taxes and minority interest                   (657,961)              641,431
                                                                      ------------          ------------

Income tax expense                                                          34,245               247,293

Income (loss) before minority interest                                    (692,206)              394,138
                                                                      ------------          ------------

Minority interest in (loss) of subsidiary                                   (2,418)              (23,707)

Net income (loss)                                                     $   (689,788)         $    370,431
                                                                      ============          ============


Basic income (loss) per common and common equivalent shares           $      (0.36)         $       0.33

Diluted income (loss) per common and common equivalent shares         $      (0.36)         $       0.30

Weighted average number of shares and equivalent shares of common stock outstanding:

    Basic                                                                1,917,772             1,133,431
    Diluted                                                              1,917,772             1,221,351